Trade and other payables	12 Months Ended
Dec. 31, 2024
Text Block1 [Abstract]
Trade and other payables
26. Trade and other payables

Million US dollar	31 December 2024	31 December 2023

Indirect taxes payable	93	105
Trade payables	424	256
Deferred consideration on acquisitions	221	308
Other payables	59	69
Non-current trade and other payables	797	738

Trade payables and accrued expenses	16 010	17 729
Payroll and social security payables	1 623	1 439
Indirect taxes payable	2 560	3 149
Interest payable	1 336	1 407
Consigned packaging	1 017	1 041
Dividends payable	767	376
Deferred consideration on acquisitions	69	441
Other payables and deferred income	422	399
Current trade and other payables	23 804	25 981
The company has entered into reverse factoring arrangements with suppliers in the amount of 41m US dollar as at 31 December 2024, mostly due to legal requirements (31 December 2023: 102m US dollar). The nature, as well as the terms and conditions of the liabilities that are part of these arrangements do not differ from those of the company’s normal trade payables. As a result, these are presented as part of Trade and other payables in accordance with IAS 1
Presentation of financial statements
.
As at 31 December 2024, deferred consideration on acquisitions is mainly comprised of 0.2 billion US dollar for the put option included in the 2012 shareholders’ agreement between Ambev and E. León Jimenes S.A. (“ELJ”), which may result in Ambev acquiring additional shares in Cervecería Nacional Dominicana S.A. (“CND”) (31 December 2023: 0.6 billion US dollar). See also Note 27
Risk arising from financial instrument
s
and
Note 28
Collateral and contractual commitments for the acquisition of property, plant and equipment, loans to customers and other
.